UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21686

Oppenheimer Portfolio Series

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: January 31

Date of reporting period: 10/31/2012

Item 1. Schedule of Investments.

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

	Shares	Value
Investment Companies–100.1%[1]
Alternative Funds–10.0%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	6,077,285	$19,872,720
Oppenheimer Gold & Special Minerals Fund, Cl. Y	171,543	6,115,520
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,260,122	15,441,823
Oppenheimer Real Estate Fund, Cl. Y	459,469	10,315,088

		51,745,151
Domestic Equity Funds–22.9%
Oppenheimer Capital Appreciation Fund, Cl. Y	845,655	42,130,530
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	715,718	16,733,493
Oppenheimer Value Fund, Cl. Y	2,550,445	59,756,921

		118,620,944
Domestic Fixed Income Funds–47.2%
Oppenheimer Core Bond Fund, Cl. Y	21,151,023	148,268,673
Oppenheimer Limited-Term Government Fund, Cl. Y	10,177,006	95,562,088

		243,830,761
Foreign Equity Funds–4.2%
Oppenheimer Developing Markets Fund, Cl. Y	102,502	3,472,773
Oppenheimer International Growth Fund, Cl. Y	405,019	11,992,625
Oppenheimer International Small Company Fund, Cl. Y	57,970	1,262,000
Oppenheimer International Value Fund, Cl. Y	340,890	5,007,671

		21,735,069
Foreign Fixed Income Fund–11.8%
Oppenheimer International Bond Fund, Cl. Y	9,288,094	60,837,012
Money Market Fund–4.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2]	20,642,458	20,642,458

1	Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

Total Investments, at Value (Cost $482,665,968)	100.1%	517,411,395
Liabilities in Excess of Other Assets	(0.1)	(296,706)

Net Assets	100.0%	$517,114,689

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2012	Gross Additions	Gross Reductions	Shares October 31, 2012
Oppenheimer Capital Appreciation Fund, Cl. Y	749,912	135,444	39,701	845,655
Oppenheimer Champion Income Fund, Cl. Y	10,586,612	960,042	11,546,654	—
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	5,195,453	1,115,930	234,098	6,077,285
Oppenheimer Core Bond Fund, Cl. Y	18,057,887	4,217,028	1,123,892	21,151,023
Oppenheimer Developing Markets Fund, Cl. Y	84,479	21,695	3,672	102,502
Oppenheimer Gold & Special Minerals Fund, Cl. Y	113,247	64,400	6,104	171,543
Oppenheimer Institutional Money Market Fund, Cl. E	18,713,256	2,790,543	861,341	20,642,458
Oppenheimer International Bond Fund, Cl. Y	6,595,682	2,997,517	305,105	9,288,094
Oppenheimer International Growth Fund, Cl. Y	334,657	85,150	14,788	405,019
Oppenheimer International Small Company Fund, Cl. Y	47,816	12,096	1,942	57,970
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	270,664	84,745	14,519	340,890
Oppenheimer Limited-Term Government Fund, Cl. Y	8,571,203	1,996,685	390,882	10,177,006
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	627,963	113,192	25,437	715,718
Oppenheimer Master Inflation Protected Securities Fund, LLC	1,129,739	220,189	89,806	1,260,122
Oppenheimer Real Estate Fund, Cl. Y	441,477	71,499	53,507	459,469
Oppenheimer Value Fund, Cl. Y	2,228,751	416,148	94,454	2,550,445

		Value	Income	Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Y		$42,130,530	$—	$16,804
Oppenheimer Champion Income Fund, Cl. Y		—	906,117	2,202,494
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y		19,872,720	—	(86,113)
Oppenheimer Core Bond Fund, Cl. Y		148,268,673	4,047,157	(2,644,358)
Oppenheimer Developing Markets Fund, Cl. Y		3,472,773	—	(1,893)
Oppenheimer Gold & Special Minerals Fund, Cl. Y		6,115,520	—	(98,616)

2	Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

Oppenheimer Institutional Money Market Fund, Cl. E	20,642,458	29,032		—
Oppenheimer International Bond Fund, Cl. Y	60,837,012	1,405,384		(42,145)
Oppenheimer International Growth Fund, Cl. Y	11,992,625	—		(2,756)
Oppenheimer International Small Company Fund, Cl. Y	1,262,000	—		(6,460)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	5,007,671	134,734		(16,844)
Oppenheimer Limited-Term Government Fund, Cl. Y	95,562,088	1,346,261		(37,357)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	16,733,493	—		(972)
Oppenheimer Master Inflation Protected Securities Fund, LLC	15,441,823	287,064	[a]	43,410 [a]
Oppenheimer Real Estate Fund, Cl. Y	10,315,088	—		239,900
Oppenheimer Value Fund, Cl. Y	59,756,921	—		(128,520)

	$517,411,395	$8,155,749		$(563,426)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.

2.	Rate shown is the 7-day yield as of October 31, 2012.

Notes to Statement of Investments

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund,

3	Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.

Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

4	Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

5	Conservative Investor Fund

Conservative Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$501,969,572	$15,441,823	$—	$517,411,395

Total Assets	$501,969,572	$15,441,823	$—	$517,411,395

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$532,947,715

Gross unrealized appreciation	$36,018,714
Gross unrealized depreciation	(51,555,034)

Net unrealized depreciation	$(15,536,320)

6	Conservative Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012(Unaudited)

	Shares	Value
Investment Companies–100.1%[1]
Alternative Funds–9.6%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	13,499,733	$44,144,127
Oppenheimer Gold & Special Minerals Fund, Cl. Y	383,461	13,670,387
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,798,157	34,290,637
Oppenheimer Real Estate Fund, Cl. Y	1,031,331	23,153,390

		115,258,541
Domestic Equity Funds–37.1%
Oppenheimer Capital Appreciation Fund, Cl. Y	3,132,580	156,065,136
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,654,401	62,059,900
Oppenheimer Value Fund, Cl. Y	9,636,895	225,792,457

		443,917,493
Domestic Fixed Income Funds–28.2%
Oppenheimer Core Bond Fund, Cl. Y	29,260,774	205,118,026
Oppenheimer Limited-Term Government Fund, Cl. Y	13,996,484	131,426,989

		336,545,015
Foreign Equity Funds–13.4%
Oppenheimer Developing Markets Fund, Cl. Y	687,408	23,289,382
Oppenheimer International Growth Fund, Cl. Y	2,942,262	87,120,375
Oppenheimer International Small Company Fund, Cl. Y	368,135	8,014,304
Oppenheimer International Value Fund, Cl. Y	2,827,389	41,534,345

		159,958,406
Foreign Fixed Income Fund–9.4%
Oppenheimer International Bond Fund, Cl. Y	17,083,126	111,894,475
Money Market Fund–2.4%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2]	29,123,334	29,123,334

1	Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012(Unaudited)

	Shares	Value
Total Investments, at Value (Cost $1,075,314,092)	100.1%	1,196,697,264
Liabilities in Excess of Other Assets	(0.1)	(1,113,547)

Net Assets	100.0%	$1,195,583,717

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

2	Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012(Unaudited)

	Shares January 31, 2012	Gross Additions	Gross Reductions	Shares October 31, 2012
Oppenheimer Capital Appreciation Fund, Cl. Y	2,762,136	582,375	211,931	3,132,580
Oppenheimer Champion Income Fund, Cl. Y	14,627,797	921,695	15,549,492	—
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	11,464,253	2,735,492	700,012	13,499,733
Oppenheimer Core Bond Fund, Cl. Y	24,401,124	6,522,982	1,663,332	29,260,774
Oppenheimer Developing Markets Fund, Cl. Y	546,324	173,755	32,671	687,408
Oppenheimer Gold & Special Minerals Fund, Cl. Y	249,850	151,919	18,308	383,461
Oppenheimer Institutional Money Market Fund, Cl. E	26,083,846	4,607,471	1,567,983	29,123,334
Oppenheimer International Bond Fund, Cl. Y	12,823,081	5,045,129	785,084	17,083,126
Oppenheimer International Growth Fund, Cl. Y	2,364,206	713,445	135,389	2,942,262
Oppenheimer International Small Company Fund, Cl. Y	290,089	95,304	17,258	368,135
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	2,186,520	775,351	134,482	2,827,389
Oppenheimer Limited-Term Government Fund, Cl. Y	11,723,064	2,988,648	715,228	13,996,484
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,297,101	484,616	127,316	2,654,401
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,496,109	516,006	213,958	2,798,157
Oppenheimer Real Estate Fund, Cl. Y	1,006,120	171,357	146,146	1,031,331
Oppenheimer Value Fund, Cl. Y	8,309,915	1,794,274	467,294	9,636,895

	Value	Income		Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Y	$156,065,136	$—		$161,730
Oppenheimer Champion Income Fund, Cl. Y	—	1,232,914		2,359,633
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	44,144,127	—		(2,475,582)
Oppenheimer Core Bond Fund, Cl. Y	205,118,026	5,424,068		(3,913,523)
Oppenheimer Developing Markets Fund, Cl. Y	23,289,382	—		45,930
Oppenheimer Gold & Special Minerals Fund, Cl. Y	13,670,387	—		(279,353)
Oppenheimer Institutional Money Market Fund, Cl. E	29,123,334	39,942		—
Oppenheimer International Bond Fund, Cl. Y	111,894,475	2,659,940		(51,325)
Oppenheimer International Growth Fund, Cl. Y	87,120,375	—		251,644
Oppenheimer International Small Company Fund, Cl. Y	8,014,304	—		7,243
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	41,534,345	—		(151,947)
Oppenheimer Limited-Term Government Fund, Cl. Y	131,426,989	1,810,290		(97,183)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	62,059,900	—		298,751
Oppenheimer Master Inflation Protected Securities Fund, LLC	34,290,637	631,653	[a]	103,938 [a]
Oppenheimer Real Estate Fund, Cl. Y	23,153,390	299,762		717,420
Oppenheimer Value Fund, Cl. Y	225,792,457	—		(969,354)

	$1,196,697,264	$12,098,569		$(3,991,978)

a.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.
2.	Rate shown is the 7-day yield as of October 31, 2012.

3	Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012(Unaudited)

Notes to Statement of Investments

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek total return. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee.

Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New

4	Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012(Unaudited)

York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

5	Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012(Unaudited)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

The table below categorizes amounts as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$1,162,406,627	$34,290,637	$—	$1,196,697,264

Total Assets	$1,162,406,627	$34,290,637	$—	$1,196,697,264

6	Moderate Investor Fund

Moderate Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012(Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,149,058,446

Gross unrealized appreciation	$53,838,618
Gross unrealized depreciation	(6,199,800)

Net unrealized appreciation	$47,638,818

7	Moderate Investor Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

	Shares	Value
Investment Companies–98.8%[1]
Alternative Funds–6.3%
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	13,224,169	$43,243,033
Oppenheimer Gold & Special Minerals Fund, Cl. Y	369,280	13,164,845
Oppenheimer Master Event-Linked Bond Fund, LLC	1,320,473	16,203,663
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,787,062	34,153,277
Oppenheimer Real Estate Fund, Cl. Y	1,220,414	27,398,296

		134,163,114
Domestic Equity Funds–45.2%
Oppenheimer Capital Appreciation Fund, Cl. Y	6,714,620	334,522,358
Oppenheimer Discovery Fund, Cl. Y	421,543	28,517,412
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	4,651,004	108,740,466
Oppenheimer Rising Dividends Fund, Cl. Y	2,458,229	43,092,759
Oppenheimer Value Fund, Cl. Y	18,797,479	440,424,940

		955,297,935
Domestic Fixed Income Funds–16.0%
Oppenheimer Core Bond Fund, Cl. Y	31,708,063	222,273,518
Oppenheimer Limited-Term Government Fund, Cl. Y	12,271,462	115,229,030

		337,502,548
Foreign Equity Funds–24.3%
Oppenheimer Developing Markets Fund, Cl. Y	2,849,752	96,549,614
Oppenheimer International Growth Fund, Cl. Y	9,197,954	272,351,421
Oppenheimer International Small Company Fund, Cl. Y	1,101,181	23,972,701
Oppenheimer International Value Fund, Cl. Y	8,169,209	120,005,676

		512,879,412
Foreign Fixed Income Fund–5.8%
Oppenheimer International Bond Fund, Cl. Y	18,928,644	123,982,618
Money Market Fund–1.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2]	25,430,352	25,430,352

Total Investment Companies (Cost $1,738,913,205)		2,089,255,979
U.S. Government Obligations–0.7%
U.S. Treasury Bills:
0.087%, 1/10/13[3]	5,065,000	5,064,190
0.132%, 11/29/12[3,4]	9,485,000	9,484,041

Total U.S. Government Obligations (Cost $14,548,043)		14,548,231

1	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

	Expriration Date	Strike Price	Contracts
Options Purchased–0.3%
Standard & Poor’s 500 Index (The) Put[5] (Cost $5,479,500)	12/21/12	$1,425.000	1,405	5,636,001

				Value
Total Investments, at Value (Cost $1,758,940,748)			99.8%	$2,109,440,211
Other Assets Net of Liabilities			0.2	4,000,007

Net Assets			100.0%	$2,113,440,218

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

2	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

	Shares January 31, 2012	Gross Additions	Gross Reductions	Shares October 31, 2012
Oppenheimer Capital Appreciation Fund, Cl. Y	6,661,389	825,750	772,519	6,714,620
Oppenheimer Champion Income Fund, Cl. Y	21,817,229	1,680,357	23,497,586	—
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	13,661,840	1,356,013	1,793,684	13,224,169
Oppenheimer Core Bond Fund, Cl. Y	30,022,131	5,147,072	3,461,140	31,708,063
Oppenheimer Developing Markets Fund, Cl. Y	2,719,088	473,358	342,694	2,849,752
Oppenheimer Discovery Fund, Cl. Y	391,569	107,562	77,588	421,543
Oppenheimer Gold & Special Minerals Fund, Cl. Y	286,317	168,985	86,022	369,280
Oppenheimer Institutional Money Market Fund, Cl. E	31,015,263	86,227,022	91,811,933	25,430,352
Oppenheimer International Bond Fund, Cl. Y	16,035,885	4,741,405	1,848,646	18,928,644
Oppenheimer International Growth Fund, Cl. Y	8,742,041	1,684,211	1,228,298	9,197,954
Oppenheimer International Small Company Fund, Cl. Y	1,001,705	187,803	88,327	1,101,181
Oppenheimer International Value Fund, Cl. Y (formerly Quest International Value Fund, Cl. Y)	7,275,334	1,947,062	1,053,187	8,169,209
Oppenheimer Limited-Term Government Fund, Cl. Y	11,957,314	1,517,930	1,203,782	12,271,462
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	4,568,848	565,293	483,137	4,651,004
Oppenheimer Master Event-Linked Bond Fund, LLC	2,227,220	891,745	1,798,492	1,320,473
Oppenheimer Master Inflation Protected Securities Fund, LLC	2,932,723	268,728	414,389	2,787,062
Oppenheimer Real Estate Fund, Cl. Y	1,391,726	112,851	284,163	1,220,414
Oppenheimer Rising Dividends Fund, Cl. Y	1,815,339	870,272	227,382	2,458,229
Oppenheimer Value Fund, Cl. Y	18,483,379	2,321,160	2,007,060	18,797,479

3	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

	Value	Income		Realized Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Y	$334,522,358	$—		$2,001,123
Oppenheimer Champion Income Fund, Cl. Y	—	1,800,197		5,575,936
Oppenheimer Commodity Strategy Total Return Fund, Cl. Y	43,243,033	—		(919,085)
Oppenheimer Core Bond Fund, Cl. Y	222,273,518	6,455,982		(5,532,494)
Oppenheimer Developing Markets Fund, Cl. Y	96,549,614	—		453,672
Oppenheimer Discovery Fund, Cl. Y	28,517,412	—		80,949
Oppenheimer Gold & Special Minerals Fund, Cl. Y	13,164,845	—		(863,581)
Oppenheimer Institutional Money Market Fund, Cl. E	25,430,352	41,595		—
Oppenheimer International Bond Fund, Cl. Y	123,982,618	3,203,785		(198,048)
Oppenheimer International Growth Fund, Cl. Y	272,351,421	—		4,255,039
Oppenheimer International Small Company Fund, Cl. Y	23,972,701	—		72,507
Oppenheimer International Value Fund, Cl. Y (formerly Quest International Value Fund, Cl. Y)	120,005,676	—		(938,455)
Oppenheimer Limited-Term Government Fund, Cl. Y	115,229,030	1,760,088		(42,467)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	108,740,466	—		681,537
Oppenheimer Master Event-Linked Bond Fund, LLC	16,203,663	1,814,881	[a]	(347,942)[a]
Oppenheimer Master Inflation Protected Securities Fund, LLC	34,153,277	712,205	[b]	98,686 [b]
Oppenheimer Real Estate Fund, Cl. Y	27,398,296	401,235		935,610
Oppenheimer Rising Dividends Fund, Cl. Y	43,092,759	363,210		173,656
Oppenheimer Value Fund, Cl. Y	440,424,940	—		(2,512,252)

	$2,089,255,979	$16,553,178		$2,974,391

a.	Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.
b.	Represents the amount allocated to the Fund from Oppenheimer Master Inflation Protected Securities Fund, LLC.
2.	Rate shown is the 7-day yield as of October 31, 2012.
3.	All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $9,184,012. See accompanying Notes.
4.	All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4,249,711. See accompanying Notes.
5.	Non-income producing security.

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Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

Forward Currency Exchange Contracts as of October 31, 2012 are as follows:

Counterparty/ Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA
Australian Dollar (AUD)	Sell	1,010	AUD	11/30/12	$1,045,863	$—	$7,280
Citibank NA
Euro (EUR)	Sell	19,185	EUR	11/30/12	24,873,268	177,047	—
Credit Suisse International:
British Pound Sterling (GBP)	Sell	2,605	GBP	11/30/12	4,203,376	—	32,250
Swiss Franc (CHF)	Sell	965	CHF	11/30/12	1,036,620	4,855	—

						4,855	32,250
Deutsche Bank AG:
Canadian Dollar (CAD)	Sell	4,155	CAD	11/30/12	4,157,536	19,603	—
Japanese Yen (JPY)	Sell	500,000	JPY	11/30/12	6,264,840	—	5,976

						19,603	5,976

Total unrealized appreciation and depreciation						$201,505	$45,506

Futures Contracts as of October 31, 2012 are as follows:

Contract Description	Buy/ Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation
U.S. Treasury Long Bonds, 20 yr.	Buy	142	12/19/12	$21,202,375	$309,690

Written Options as of October 31, 2012 are as follows:

Description	Type	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Value	Unrealized Depreciation
Standard & Poor’s 500 Index (The)	Put	2,500	$1,275.000	9/20/13	$14,675,000	$(15,266,819)	$591,819

Credit Default Swap Contracts as of October 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)	Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
CDX Emerging Market Index, Series 18:
Barclays Bank plc	Sell	$19,560	5%	12/20/17	$(2,712,320)	$2,560,133	$(152,187)
Deutsche Bank AG	Sell	14,310	5	12/20/17	(1,977,165)	1,872,981	(104,184)

	Total	33,870			(4,689,485)	4,433,114	(256,371)
CDX North America High Yield Index, Series 19:
Citibank NA	Buy	20,485	5	12/20/17	59,748	16,016	75,764
Citibank NA	Buy	19,565	5	12/20/17	57,064	15,297	72,361

	Total	40,050			116,812	31,313	148,125

	Grand Total Buys				116,812	31,313	148,125
	Grand Total Sells				(4,689,485)	4,433,114	(256,371)

	Total Credit Default Swaps				$(4,572,673)	$4,464,427	$(108,246)

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Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$33,870,000	$—	BBB-

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Interest Rate Swap Contracts as of October 31, 2012 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities
Barclays Bank plc	$36,670		Three-Month USD BBA LIBOR	2.358%	11/2/21	$2,812,295
Six-Month AUD BBR BBSW
Bank of America NA	30,890	EUR	Six-Month EUR EURIBOR	1.734	10/2/22	(75,506)
Six-Month JPY BBA LIBOR
Barclays Bank plc	36,075	AUD	Six-Month AUD BBR BBSW	4.029	7/3/22	(901,572)
Three-Month USD BBA LIBOR
Barclays Bank plc	3,098,000	JPY	Six-Month JPY BBA LIBOR	0.786%	10/2/22	(80,512)

	Total Interest Rate Swaps					$1,754,705

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Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen

Abbreviations/Definitions are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
EURIBOR	Euro Interbank Offered Rate

Total Return Swap Contracts as of October 31, 2012 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities
Goldman Sach International	$19,229	One-Month USD BBA LIBOR plus 10 basis points and if negative, the absolute value of the Total Return of the GS Custom REITS Index	If positive, the Total Return of the GS Custom REITS Index	1/28/13	$465,485

Abbreviations are as follows:
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
REITS	Real Estate Investment Trusts

7	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of October 31, 2012 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA	Interest Rate	30,890	EUR	$(75,506)
Barclays Bank plc:
	Credit Default Sell Protection	19,560		2,560,133
	Interest Rate	36,075	AUD	(901,572)
	Interest Rate	3,098,000	JPY	(80,512)
	Interest Rate	36,670		2,812,295

				4,390,344
Citibank NA	Credit Default Buy Protection	40,050		31,313
Deutsche Bank AG	Credit Default Sell Protection	14,310		1,872,981
Goldman Sach International	Total Return	19,229		465,485

		Total Swaps		$6,684,617

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen

Notes to Statement of Investments

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its

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STATEMENT OF INVESTMENTS October 31, 2012

proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Inflation Protected Securities Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The investment objective of Oppenheimer Master Inflation Protected Securities Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

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Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities) are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

10	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii)as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate

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STATEMENT OF INVESTMENTS October 31, 2012

securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

12	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

The table below categorizes amounts as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$2,038,899,039	$50,356,940	$—	$2,089,255,979
U.S. Government Obligations	—	14,548,231	—	14,548,231
Options Purchased	—	5,636,001	—	5,636,001

Total Investments, at Value	2,038,899,039	70,541,172	—	2,109,440,211
Other Financial Instruments:
Appreciated swaps, at value	—	3,309,093	—	3,309,093
Depreciated swaps, at value	—	4,433,114	—	4,433,114
Futures margins	84,313	—	—	84,313
Foreign currency exchange contracts	—	201,505	—	201,505

Total Assets	$2,038,983,352	$78,484,884	$—	$2,117,468,236

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$(1,057,590)	$—	$(1,057,590)
Depreciated options written, at value	—	(15,266,819)	—	(15,266,819)
Foreign currency exchange contracts	—	(45,506)	—	(45,506)

Total Liabilities	$—	$(16,369,915)	$—	$(16,369,915)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign

13	Active Allocation Fund

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STATEMENT OF INVESTMENTS October 31, 2012

currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

14	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of October 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $13,579,713, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $6,409,806 as of October 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

15	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

As of October 31, 2012 the Fund has required certain counterparties to post collateral of $6,465,546.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

As of October 31, 2012, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $10,077,345 for which the Fund has posted collateral of $10,664,012. If a contingent feature would have been triggered as of October 31, 2012, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or

16	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended October 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $30,323,478 and $37,697,717, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of

17	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the period ended October 31, 2012, the Fund had an ending monthly average market value of $72,377,232 and $40,739,324 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or

18	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended October 31, 2012, the Fund had an ending monthly average market value of $1,051,427 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended October 31, 2012, the Fund had an ending monthly average market value of $2,779,266 and on written put options.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

19	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

Written option activity for the period ended October 31, 2012 was as follows:

	Put Options
	Number of Contracts	Amount of Premiums
Options outstanding as of January 31, 2012	—	$—
Options written	10,000	51,070,750
Options closed or expired	(7,500)	(36,395,750)

Options outstanding as of October 31, 2012	2,500	$14,675,000

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security,

20	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

For the period ended October 31, 2012, the Fund had ending monthly average notional amounts of $15,894,460 and $25,711,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

21	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended October 31, 2012, the Fund had ending monthly average notional amounts of $71,905,406 and $74,538,556 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related

22	Active Allocation Fund

Active Allocation Fund

STATEMENT OF INVESTMENTS October 31, 2012

total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the period ended October 31, 2012, the Fund had ending monthly average notional amounts of $45,549,681 and $14,074,007 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,873,697,754
Federal tax cost of other investments	10,790,358

Total federal tax cost	$1,884,488,112

Gross unrealized appreciation	$240,199,379
Gross unrealized depreciation	(2,627,107)

Net unrealized appreciation	$237,572,272

23	Active Allocation Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

	Shares	Value
Investment Companies–100.1%[1]
Domestic Equity Funds–54.4%
Oppenheimer Capital Appreciation Fund, Cl. Y	2,485,444	$123,824,839
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,035,620	47,592,807
Oppenheimer Value Fund, Cl. Y	7,397,985	173,334,786

		344,752,432
Foreign Equity Funds–45.7%
Oppenheimer Developing Markets Fund, Cl. Y	1,255,145	42,524,306
Oppenheimer International Growth Fund, Cl. Y	5,297,793	156,867,640
Oppenheimer International Small Company Fund, Cl. Y	706,656	15,383,899
Oppenheimer International Value Fund, Cl. Y	5,085,419	74,704,804

		289,480,649
Total Investments, at Value (Cost $522,208,140)	100.1%	634,233,081
Liabilities in Excess of Other Assets	(0.1)	(679,929)

Net Assets	100.0%	$633,553,152

Footnotes to Statement of Investments

1.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares January 31, 2012	Gross Additions	Gross Reductions	Shares October 31, 2012
Oppenheimer Capital Appreciation Fund, Cl. Y	2,722,433	33,921	270,910	2,485,444
Oppenheimer Developing Markets Fund, Cl. Y	1,344,173	17,809	106,837	1,255,145
Oppenheimer International Growth Fund, Cl. Y	5,666,986	73,890	443,083	5,297,793
Oppenheimer International Small Company Fund, Cl. Y	753,784	9,410	56,538	706,656
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	5,000,467	524,660	439,708	5,085,419
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	2,285,918	28,409	278,707	2,035,620
Oppenheimer Value Fund, Cl. Y	7,916,572	104,204	622,791	7,397,985

1	Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

		Realized
	Value	Gain (Loss)
Oppenheimer Capital Appreciation Fund, Cl. Y	$123,824,839	$(48,011)
Oppenheimer Developing Markets Fund, Cl. Y	42,524,306	572,546
Oppenheimer International Growth Fund, Cl. Y	156,867,640	1,391,929
Oppenheimer International Small Company Fund, Cl. Y	15,383,899	(107,630)
Oppenheimer International Value Fund, Cl. Y (formerly Oppenheimer Quest International Value Fund, Cl. Y)	74,704,804	(504,275)
Oppenheimer Main Street Small- & Mid-Cap Fund, Cl. Y	47,592,807	122,387
Oppenheimer Value Fund, Cl. Y	173,334,786	(1,910,670)

	$634,233,081	$(483,724)

2	Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

Notes to Statement of Investments

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, the Fund will have greater exposure to the risks of that Underlying Fund.

Securities Valuation

The Fund calculates the net asset value of its shares based upon the net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuations Methods and Inputs

To determine their net asset values, the Underlying Funds’ assets are valued primarily on the basis of current market quotations as generally supplied by third party portfolio pricing services or by dealers. Such market quotations are typically based on unadjusted quoted prices in active markets for identical securities or other observable market inputs.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available

3	Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those Underlying Funds.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in those Underlying Funds which are publicly offered and reported on an exchange as Level 1, and those Underlying Funds which are not publicly offered as Level 2, without consideration as to the classification level of the specific investments held by the Underlying Funds.

4	Equity Investor Fund

Equity Investor Fund

STATEMENT OF INVESTMENTS October 31, 2012 (Unaudited)

The table below categorizes amounts as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Investment Companies	$634,233,081	$—	$—	$634,233,081

Total Assets	$634,233,081	$—	$—	$634,233,081

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$542,770,046

Gross unrealized appreciation	$91,463,035
Gross unrealized depreciation	—

Net unrealized appreciation	$91,463,035

5	Equity Investor Fund

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Portfolio Series

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	12/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	12/11/2012